Investment Strategy - (American Beacon Ionic Inflation Protection ETF) - (American Beacon Ionic Inflation Protection ETF)	Apr. 30, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in investments that provide protection against U.S. inflation.

Inflation refers to a general rise in prices throughout the  U.S. economy, which the Fund will measure using the non-seasonally adjusted  U.S. City Average All Items Consumer Price Index for All Urban Consumers (the “CPI-U”) published monthly by the Bureau of Labor Statistics of the U.S. Department of Labor. The Fund seeks to provide investors with protection against the negative impact of inflation by generating positive returns when inflation is elevated and/or rising. For purposes of the 80% policy stated above, the Fund considers the following investments to provide protection against U.S. inflation:

■	inflation swaps;

■	options on U.S. interest rate swaps (“swaptions”);

■	U.S. Treasury Inflation-Protected Securities (“TIPS”); and

■	exchange-traded funds (“ETFs”) that themselves have policies to invest at least 80% of their assets in inflation-protected investments.

Investment Process
Ionic Capital Management LLC, the Fund’s investment sub-advisor (the “Sub-Advisor”), utilizes a proprietary process to construct the Fund’s investment portfolio. In seeking to achieve its investment objective, the Fund invests in: (i) inflation swaps designed to increase in value when realized inflation or inflation expectations exceed the fixed-rate referenced in such inflation swaps; (ii) TIPS directly with varied maturities on a rolling basis and indirectly through ETFs; and (iii) swaptions designed to increase in value when inflationary environments lead to increases in nominal interest rates or interest rate expectations. In addition, under certain market conditions, the Sub-Advisor may choose to use interest rate swaps to hedge the Fund’s swaption exposure. The Fund may also invest in U.S. Treasury bills, notes, and bonds of varying maturities. Additionally, the Fund may invest in other ETFs that primarily invest in such U.S. Treasury securities. The Fund may sell an investment if the Sub-Advisor determines the investment is no longer in alignment with the Fund’s principal investment strategies, in response to changing market conditions or in response to Fund cash flows.

Inflation Swaps
Swaps are contracts where one party “swaps” one type of cash flow for a different type of cash flow. Inflation swaps are derivative instruments that trade over-the-counter, which means they trade in a broker-dealer network, as opposed to on a centralized exchange. The Fund will primarily enter into inflation swaps that reference the CPI-U. For these inflation swaps, one party agrees to pay to the other party the percentage increase in CPI-U during the term of the swap, while the other party agrees to pay back a fixed rate. This means the inflation swaps held by the Fund will typically increase in value if inflation increases. Likewise, inflation swaps held by the Fund will typically decrease in value if inflation decreases. The Sub-Advisor will primarily focus on 5-year, zero-coupon inflation swaps tied to the level of CPI-U that are designed to increase in value when realized inflation or inflation expectations exceed the fixed-rate referenced in those swaps.

Interest Rate Swaps and  Swaptions
Interest rate swaps are essentially the same as inflation swaps, except that the parties pay each other based on interest rate changes. The Fund will generally enter into interest rate swaps that exchange fixed-rate payments for floating-rate payments, with interest paid at fixed intervals (e.g., quarterly) or only on the expiration date. Further, the Fund will generally enter into interest rate swaps only when the Sub-Advisor seeks to hedge the Fund’s swaption exposure.

A  swaption is an option on a swap agreement that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” The Fund expects to focus on so-called “payer swaptions,” which give the owner (the Fund) the right to pay fixed-rate payments and, in exchange, receive floating rate payments.

Like inflation swaps, interest rate swaps and  swaptions are derivative instruments that trade over-the-counter. The Fund’s interest rate swaps and swaptions will be tied to the level of U.S. interest rates. This means that swaptions held by the Fund will typically increase in value if interest rates rise, and decrease in value if interest rates fall. The Fund will generally purchase swaptions with an expiration of one to three years, although the Fund may purchase swaptions with shorter or longer expirations.

U.S. Treasury Inflation-Protected Securities (“TIPS”)
TIPS are marketable securities issued by the U.S. Treasury whose principal is adjusted based on changes in the CPI-U. With inflation (an increase in the CPI-U), the principal increases, and with deflation (a decrease in the CPI-U), the principal decreases. The relationship between TIPS and inflation affects both the principal amount paid when a TIPS instrument matures and the amount of interest that a TIPS instrument pays semi-annually. When a TIPS instrument matures, the principal paid is the greater of the CPI-U adjusted principal or the original principal. TIPS pay interest at a fixed rate. However, because the fixed rate is applied to the CPI-U adjusted principal, interest payments can vary in amount from one period to the next. If the rate of inflation increases, the interest payment increases. If the rate of inflation decreases, the interest payment decreases. The Fund may purchase TIPS of any maturity.

The Fund may invest cash balances in a government money market fund advised by the Manager, with respect to which the Manager receives a management fee. The Fund’s holdings may be frequently adjusted, which could result in high portfolio turnover.

The Fund is non-diversified, which means that it is not limited to a percentage of assets that it may invest in any one issuer.